UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 13, 2007
(Date of earliest event reported)

Maxim Integrated Products, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16538	94-2896096
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

120 San Gabriel Drive
Sunnyvale, California    94086
(Address of principal executive offices including zip code)

(408) 737-7600
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a). Maxim Integrated Products, Inc. ("Maxim") issued a press release on July 17, 2007 announcing that the Board of Directors of The NASDAQ Stock Market LLC (the "NASDAQ Board"), pursuant to its discretionary authority under Marketplace Rule 4809, has called for review the July 9, 2007 decision of the NASDAQ Listing and Hearing Review Council (the "Listing Council") regarding Maxim. The NASDAQ Board has determined to stay the Listing Council's decision to suspend the Company's securities from trading, and Maxim's common stock will remain listed on the NASDAQ Stock Market pending further consideration by the NASDAQ Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Text of press release issued by Maxim Integrated Products, Inc. dated July 17, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Maxim Integrated Products, Inc.

By: /s/ Alan Hale Alan Hale Vice President and Chief Financial Officer

Date: July 18, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Text of press release issued by Maxim Integrated Products, Inc. dated July 17, 2007. PDF provided as a courtesy